SUPPLEMENT DATED FEBRUARY 22, 2022
          TO THE VARIABLE ANNUITY PROSPECTUS AND SUMMARY PROSPECTUSES
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                   AMERICAN GENERAL LIFE INSURANCE COMPANY

                     Variable Annuity Account Five
                Seasons Select II Variable Annuity dated May 3, 2021


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This supplement updates certain information in the most recent Prospectus and
Summary Prospectus (together, the "Prospectus"). This supplement updates certain information contained in Appendix A - Underlying Funds Available Under the Contract in the Prospectus. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective on or about February 22, 2022, the SA Wellington Real Return Portfolio will be renamed to SA American Century Inflation Protection Portfolio (the "Fund") and the subadvisor will be changed from Wellington Management Company LLP to American Century Investment Management, Inc. Certain other changes were also made to the Fund, including but not limited to, its investment goal, principal investment strategies and techniques.


Additional information regarding the Fund, including the Fund Prospectus, may be obtained by visiting our website at www.aig.com/ProductProspectuses or by calling (855) 421-2692.

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